UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 8, 2011 (April 6, 2011)
PEBBLEBROOK HOTEL TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-34571	27-1055421

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Bethesda Metro Center, Suite 1530
Bethesda, Maryland	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 507-1300
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under ☐ the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under ☐ the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On April 6, 2011, a subsidiary of Pebblebrook Hotel Trust (the “Company”) completed its acquisition of the 450-room The Westin Gaslamp Quarter hotel for $110.0 million from Starwood CMBS I, LLC, an unaffiliated third party. The Company also reimbursed the seller $10.0 million for the seller’s capital investment in the recently completed guestrooms renovation. The hotel will continue to be managed by Westin Operator LLC (“Starwood”), the hotel’s current manager, pursuant to a management agreement between the Company’s taxable real estate investment trust subsidiary and Starwood. The management agreement is for a 20-year term, which term the manager, in its sole and absolute discretion, may extend by up to two additional ten-year terms, and provides for base management fees and incentive management fees within the ranges described in the Company’s final prospectus for its public equity offering filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, on July 23, 2010. The management agreement is non-terminable by the Company except upon the manager’s failure to meet performance tests as defined in the management agreement. In addition, the agreement contains other terms and provisions customarily found in hotel management agreements. The transaction was funded entirely with available cash.
Item 7.01. Regulation FD Disclosure.
The Company issued a press release on April 6, 2011 announcing that it had closed on the previously announced acquisition of The Westin Gaslamp Quarter hotel. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The Company issued a press release on April 7, 2011 announcing that it had closed on the acquisition of the Hotel Monaco Seattle. A copy of that press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.
Copies of materials about The Westin Gaslamp Quarter and Hotel Monaco Seattle that the Company intends to distribute are attached to this Current Report on Form 8-K as Exhibits 99.3 and 99.4, respectively, and are incorporated by reference herein. Additionally, the Company has posted these materials in the investor relations section of its website at www.pebblebrookhotels.com.
Item 8.01. Other Events.
On April 7, 2011, a subsidiary of the Company completed its acquisition of the 189-room Hotel Monaco Seattle, located in Seattle, Washington, for $51.2 million from Fourth Seattle Hotel Associates LP, an unaffiliated third party. The transaction was funded entirely with available cash.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The Company previously reported the following historical financial statements of The Westin Gaslamp Quarter hotel in the Company’s Current Report on Form 8-K/A filed on March 31, 2011:
Balance Sheets as of December 31, 2010 and 2009
Statements of Operations for the years ended December 31, 2010 and 2009

Statements of Owner’s Equity in Hotel for the years ended December 31, 2010 and 2009
Statements of Cash Flows for the years ended December 31, 2010 and 2009
(b) Pro Forma Financial Information.
The Company previously reported the following pro forma financial information related to The Westin Gaslamp Quarter hotel in the Company’s Current Report on Form 8-K/A filed on March 31, 2011:
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2010
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2010
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued on April 6, 2011.

99.2	Press release issued on April 7, 2011.

99.3	Materials about The Westin Gaslamp Quarter

99.4	Materials about Hotel Monaco Seattle

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEBBLEBROOK HOTEL TRUST
April 8, 2011	By:	/s/ Raymond D. Martz
		Name:	Raymond D. Martz
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued on April 6, 2011.

99.2	Press release issued on April 7, 2011.

99.3	Materials about The Westin Gaslamp Quarter

99.4	Materials about Hotel Monaco Seattle